UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2005

COLONIAL REALTY LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	000-20707	63-1098468
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (205) 250-8700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EX-12.1 RATIO OF EARNINGS
EX-99.1 SELECTED FINANCIAL DATA

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits

Signature

Exhibit Index

Item 8.01 OTHER EVENTS

     Colonial Realty Limited Partnership (“CRLP”) is filing this Current Report on Form 8-K to revise our historical financial statements and related financial information included in our Annual Report on Form 10-K filed on March 16, 2005, for discontinued operations that have resulted from dispositions of real estate assets during the period from January 1, 2005 to March 31, 2005 as well as the classification of properties as “held for sale” in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”).

     During the three months ended March 31, 2005, CRLP sold certain properties. Under SEC requirements for transitional disclosure, reclassification as discontinued operations required by SFAS 144 following the sale of properties is required for previously issued annual financial statements for each of the three years shown in CRLP’s last annual report on Form 10-K for the year ended December 31, 2004, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though these financial statements relate to periods prior to the date of the sale. This reclassification has no effect on CRLP’s reported net income available to common unitholders or partners’ equity.

     This report on Form 8-K updates the information set forth in Items 6, 7, 8 and 15 of CRLP’s Form 10-K for the year ended December 31, 2004, to reflect those properties sold and classified as held-for-sale during 2005 as discontinued operations. No attempt has been made to update information in the Form 10-K for the year ended December 31, 2004, except to the extent expressly provided above. The information contained in Exhibit 99.1 is incorporated by reference into this Report on Form 8-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit No.	Description
12.1	Ratio of Earnings to Fixed Charges

99.1	Selected Financial Data
Management’s Discussion and Analysis of Financial Condition and Results of Operations
Financial Statements
Notes to Consolidated Financial Statements

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL REALTY LIMITED PARTNERSHIP

By: COLONIAL PROPERTIES TRUST, its general partner

Date: May 17, 2005	By:	/s/ John E. Tomlinson

John E. Tomlinson Executive Vice President and Chief Accounting Officer

EXHIBIT INDEX

Attached as exhibits in this form are the documents listed below:

Exhibit	Document
12.1	Ratio of Earnings to Fixed Charges

99.1	Selected Financial Data
Management’s Discussion and Analysis of Financial Condition and Results of Operations
Financial Statements
Notes to Consolidated Financial Statements